UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-43

DWS Investment Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	09/30/09

ITEM 1.           REPORT TO STOCKHOLDERS

  SEPTEMBER 30, 2009

Annual Report to Shareholders

DWS Small Cap Core Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

13 Portfolio Summary

15 Investment Portfolio

25 Financial Statements

29 Financial Highlights

33 Notes to Financial Statements

43 Report of Independent Registered Public Accounting Firm

44 Tax Information

45 Investment Management Agreement Approval

50 Summary of Management Fee Evaluation by Independent Fee Consultant

55 Board Members and Officers

59 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of small-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be exposed to more erratic and abrupt market movements than securities of larger, more-established companies. Please read this fund's prospectus for specific information regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2009

Average Annual Total Returns as of 9/30/09
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	-10.10%	-9.48%	-2.05%	2.55%
Class B	-10.75%	-10.12%	-2.78%	1.74%
Class C	-10.80%	-10.18%	-2.79%	1.75%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	-15.27%	-11.25%	-3.20%	1.94%
Class B (max 4.00% CDSC)	-13.43%	-10.57%	-2.89%	1.74%
Class C (max 1.00% CDSC)	-10.80%	-10.18%	-2.79%	1.75%
No Sales Charges
Class S	-10.20%	-9.27%	-1.79%	2.83%
Russell 2000® Index+	-9.55%	-4.57%	2.41%	4.88%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated April 1, 2009 are 1.58%, 2.44%, 2.35% and 1.21% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 and for Class S shares for the period prior to its inception on July 17, 2000 are derived from the historical performance of the Fund's original share class (Class AARP) of the DWS Small Cap Core Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class AARP shares merged into Class S shares on July 14, 2006.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Small Cap Core Fund — Class A [] Russell 2000 Index+

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S
Net Asset Value: 9/30/09	$ 13.24	$ 12.06	$ 12.08	$ 13.58
9/30/08	$ 14.75	$ 13.52	$ 13.55	$ 15.20
Distribution Information: Twelve Months as of 9/30/09: Income Dividends	$ .01	$ —	$ —	$ .05
Capital Gain Distributions	$ .0047	$ .0047	$ .0047	$ .0047
Lipper Rankings — Small-Cap Core Funds Category as of 9/30/09
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	501	of	735	69
3-Year	549	of	608	91
5-Year	452	of	491	92
Class B 1-Year	540	of	735	74
3-Year	566	of	608	93
5-Year	468	of	491	96
Class C 1-Year	542	of	735	74
3-Year	568	of	608	94
5-Year	470	of	491	96
Class S 1-Year	509	of	735	70
3-Year	542	of	608	89
5-Year	445	of	491	91

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B and C shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2009 to September 30, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2009
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 4/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/09	$ 1,405.50	$ 1,400.70	$ 1,399.80	$ 1,405.80
Expenses Paid per $1,000*	$ 9.17	$ 13.66	$ 13.66	$ 8.74
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 4/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/09	$ 1,017.45	$ 1,013.69	$ 1,013.69	$ 1,017.80
Expenses Paid per $1,000*	$ 7.69	$ 11.46	$ 11.46	$ 7.33
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Small Cap Core Fund	1.52%	2.27%	2.27%	1.45%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Small Cap Core Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Small Cap Core Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Robert Wang

Portfolio Manager

Di Kumble, Ph.D., CFA

Portfolio Manager

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

During DWS Small Cap Core Fund's most recent fiscal year ended September 30, 2009, investors witnessed a market dragged down by financial crisis and recession for two quarters, and then a strong stock market recovery in the second two quarters. Beginning in October 2008, financial markets had to contend with the collapse of Lehman Brothers and the residual impact from this traumatic event on equity and credit markets. Financial services giants such as Merrill Lynch, Morgan Stanley and Goldman Sachs were driven nearly to the edge of bankruptcy due to their off-balance-sheet trading activity in difficult-to-price derivatives instruments. Financial firms worldwide were affected as investors witnessed a meltdown in financial markets globally, followed by a slow but steady improvement in asset valuations over the months that followed.

A series of government bailouts late in the fourth quarter of 2008, including TARP (the Troubled Asset Relief Program, created by the US Treasury to assist in stabilizing the banking system), helped to spur the recovery. The stock market entered its recovery phase at the end of the first quarter of 2009 and has barely looked back since.

Small-cap stocks, typically more volatile and therefore prone to larger peaks and valleys of performance than large caps, were generally hit harder during the market downturn: the benchmark Russell 2000® Index of small-cap stocks fell more than 26% during the fourth quarter of 2008.1 Large caps, represented by the Russell 1000® Index, fell approximately 4% less over the same period.2 Conversely, from the stock market's low point on March 9, 2009, through September 30, 2009, the Russell 2000 Index gained 77.60%, while the Standard & Poor's® 500 (S&P 500) Index rose 58.25%.3

DWS Small Cap Core Fund seeks to provide long-term capital growth. Under normal circumstances, the fund invests at least 80% of net assets in common stocks of small US companies with the potential for above-average long-term capital growth. These companies are similar in size to the companies in the Russell 2000 Index. While the fund invests primarily in common stocks, it may invest up to 20% of total assets in US government securities. The fund may also invest in other types of equity securities, such as preferred stocks or convertible securities.

In selecting stocks for the portfolio, a quantitative stock valuation model compares each company's stock price to the company's earnings, book value, sales and other measures of performance potential. We believe that by combining techniques used by fundamental value investors with extensive growth and earnings analysis, we can minimize investment-style bias and ultimately produce a "pure" stock selection process that seeks to add value in any market environment. We also incorporate technical analysis to capture short-term price changes and evaluate the market's responsiveness to new information. Using all this information and analysis, we build a diversified portfolio of attractively rated companies. We will normally sell a stock when we believe it is too highly valued, its fundamental qualities have deteriorated, when its potential risks have increased or when the company no longer qualifies as a small company.

For the 12-month period ended September 30, 2009, Class A shares of DWS Small Cap Core Fund returned -10.10% (unadjusted for sales charges), underperforming the Russell 2000 Index return of -9.55% and the Lipper Small-Cap Core Funds category return of -6.42%.4 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for complete performance information.)

Positive Contributors to Fund Performance

For the period, stock selection within software & services, retailing, and banks contributed to performance. The top individual contributions to performance came from overweights to Aeropostale, Inc., a mall-based specialty retailer of casual apparel and accessories; Knight Capital Group, Inc., a global capital markets firm that provides market access and trade execution services; and Sohu.com, Inc., a Chinese on-line media, search engine and on-line gaming company.5 Also adding value were overweights to Sybase, Inc., a database technology firm; BJ's Wholesale Club, Inc.,* a membership-only warehouse club chain; and IMS Health, Inc., a managed health care company.

Negative Contributors to Fund Performance

Stock selection within the capital goods, energy, and automobiles & components sectors detracted from performance during the fund's most recent fiscal year. The largest individual detractors from performance came from the fund's positions in NCR Corp., which manufactures automatic teller machines; Overseas Shipholding Group, Inc.,* an ocean shipper of crude oil and petroleum products; and HealthSpring, Inc., a large managed care organization whose primary focus is the Medicare Advantage market. Also subtracting from returns were holdings in Ryder System, Inc., which provides transportation and supply-chain management services, and ViroPharma, Inc., a multinational biotechnology company

Outlook and Positioning

While analysts disagree over how long the recession will last, and though there is debate over US economic prospects once the large number of government interventions for financial institutions and the economy begins to recede, it would appear that the economy is displaying signs of a turnaround. The stock market has stabilized, though some market watchers think valuations are high.

Longer-term, we think that investors should be as broadly diversified as possible, and that, as appropriate, they should have exposure to a portfolio of carefully selected small-cap stocks. Although the market landscape continues to be challenging, we think there are opportunities to deliver attractive long-term returns by investing in small-cap companies with strong balance sheets and solid fundamental characteristics. In the coming months, we will continue to utilize a balanced approach to seeking attractive investment opportunities among small-cap stocks.

1 The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.
2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
3 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
4 The Lipper Small-Cap Core Funds category is a group of mutual funds that invests primarily in small-cap stocks. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.
5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
* Not held in the portfolio as of September 30, 2009.
Index returns assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/09	9/30/08

Common Stocks	98%	97%
Cash Equivalents	2%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	9/30/09	9/30/08

Information Technology	20%	17%
Industrials	18%	18%
Financials	16%	16%
Consumer Discretionary	14%	12%
Energy	9%	10%
Health Care	9%	18%
Materials	7%	4%
Consumer Staples	4%	4%
Utilities	2%	—
Telecommunication Services	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at September 30, 2009 (10.1% of Net Assets)
1. Southern Union Co. Distributor of natural gas and electricity	1.2%
2. FLIR Systems, Inc. Designs, manufactures, and markets thermal imaging and broadcast camera systems	1.2%
3. Dresser-Rand Group, Inc. Manufactures equipment for the oil and natural gas industries	1.0%
4. Atwood Oceanics, Inc. Performs contract drilling of exploratory and development oil and gas wells	1.0%
5. Harsco Corp. An industrial services and engineered products company	1.0%
6. Herbalife Ltd. Sells weight management, nutritional supplement and personal care products	1.0%
7. PS Business Parks, Inc. Developer, owner and operator of commercial properties	1.0%
8. Endurance Specialty Holdings Ltd. Is the holding company for Endurance Specialty Insurance Ltd., which provides property insurance and reinsurance	0.9%
9. Polaris Industries, Inc. Designs, engineers and manufactures snowmobiles, ATVs and motorcycles	0.9%
10. Platinum Underwriters Holdings Ltd. Provides property and casualty reinsurance, property and liability insurance	0.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2009

	Shares	Value ($)

Common Stocks 98.2%
Consumer Discretionary 13.5%
Auto Components 0.1%
Spartan Motors, Inc.	12,100	62,194
Distributors 0.2%
Core-Mark Holding Co., Inc.*	5,000	143,000
Diversified Consumer Services 0.8%
Pre-Paid Legal Services, Inc.*	6,600	335,280
Steiner Leisure Ltd.*	6,800	243,168
		578,448
Hotels Restaurants & Leisure 1.5%
Brinker International, Inc.	32,700	514,371
DineEquity, Inc.	1,500	37,125
Jack in the Box, Inc.*	8,300	170,067
Ruby Tuesday, Inc.*	25,900	218,078
The Steak n Shake Co.*	8,400	98,868
		1,038,509
Household Durables 0.8%
American Greetings Corp. "A"	11,200	249,760
Tupperware Brands Corp.	7,200	287,424
		537,184
Internet & Catalog Retail 0.1%
PetMed Express, Inc.	5,500	103,675
Leisure Equipment & Products 1.2%
Polaris Industries, Inc. (a)	15,400	628,012
Smith & Wesson Holding Corp.* (a)	22,900	119,767
Sturm, Ruger & Co., Inc. (a)	4,600	59,524
		807,303
Media 0.5%
Ascent Media Corp. "A"*	8,000	204,800
Dolan Media Co.*	5,400	64,746
Harte-Hanks, Inc.	5,100	70,533
		340,079
Multiline Retail 0.4%
Big Lots, Inc.*	10,600	265,212
Specialty Retail 3.7%
Aaron's, Inc.	6,500	171,600
Aeropostale, Inc.*	4,800	208,656
Barnes & Noble, Inc.	8,500	188,870
Cato Corp. "A"	8,900	180,581
Children's Place Retail Stores, Inc.*	1,700	50,932
Citi Trends, Inc.*	3,200	91,104
Foot Locker, Inc.	24,700	295,165
Genesco, Inc.*	6,400	154,048
Hot Topic, Inc.*	7,200	53,928
Jo-Ann Stores, Inc.* (a)	11,800	316,594
Jos. A. Bank Clothiers, Inc.*	2,400	107,448
Pep Boys — Manny, Moe & Jack	15,600	152,412
RadioShack Corp.	12,900	213,753
Rent-A-Center, Inc.*	6,300	118,944
Systemax, Inc.*	4,500	54,585
The Finish Line, Inc. "A"	6,500	66,040
The Wet Seal, Inc. "A"* (a)	47,200	178,416
		2,603,076
Textiles, Apparel & Luxury Goods 4.2%
Carter's, Inc.*	9,300	248,310
Deckers Outdoor Corp.*	3,500	296,975
Fossil, Inc.*	18,900	537,705
Fuqi International, Inc.* (a)	2,900	84,912
Maidenform Brands, Inc.*	17,800	285,868
Steven Madden Ltd.*	3,700	136,197
The Warnaco Group, Inc.*	4,200	184,212
Timberland Co. "A"*	18,100	251,952
True Religion Apparel, Inc.*	7,700	199,661
UniFirst Corp.	5,700	253,365
Wolverine World Wide, Inc.	18,900	469,476
		2,948,633
Consumer Staples 3.9%
Food & Staples Retailing 1.1%
Pantry, Inc.*	13,500	211,680
Spartan Stores, Inc.	13,100	185,103
The Andersons, Inc.	5,900	207,680
Winn-Dixie Stores, Inc.*	14,300	187,616
		792,079
Food Products 1.3%
Chiquita Brands International, Inc.* (a)	17,700	286,032
Dean Foods Co.*	10,700	190,353
Del Monte Foods Co.	13,700	158,646
Fresh Del Monte Produce, Inc.*	5,400	122,094
Sanderson Farms, Inc.	2,900	109,156
		866,281
Personal Products 1.1%
Bare Escentuals, Inc.*	5,300	63,017
Herbalife Ltd.	20,800	680,992
		744,009
Tobacco 0.4%
Alliance One International, Inc.*	65,700	294,336
Energy 8.9%
Energy Equipment & Services 5.4%
Atwood Oceanics, Inc.*	19,700	694,819
Bristow Group, Inc.*	10,400	308,776
Cal Dive International, Inc.*	32,800	324,392
Dawson Geophysical Co.*	5,100	139,638
Dresser-Rand Group, Inc.*	23,000	714,610
GulfMark Offshore, Inc.*	8,100	265,194
Lufkin Industries, Inc.	2,000	106,360
Natural Gas Services Group*	15,900	280,158
Oceaneering International, Inc.*	6,600	374,550
Tidewater, Inc.	6,500	306,085
Unit Corp.*	5,800	239,250
		3,753,832
Oil, Gas & Consumable Fuels 3.5%
Alon USA Energy, Inc.	7,900	78,447
Delek US Holdings, Inc.	15,200	130,264
Frontline Ltd. (a)	15,800	369,562
General Maritime Corp.	12,600	97,524
Harvest Natural Resources, Inc.*	15,200	77,976
Holly Corp.	8,500	217,770
PetroQuest Energy, Inc.*	17,400	112,926
Southern Union Co.	41,900	871,101
Teekay Tankers Ltd. "A" (a)	24,000	200,400
Tesoro Corp.	5,500	82,390
World Fuel Services Corp. (a)	4,100	197,087
		2,435,447
Financials 16.0%
Capital Markets 3.1%
Evercore Partners, Inc. "A"	14,000	409,080
Federated Investors, Inc. "B"	19,600	516,852
GAMCO Investors, Inc. "A"	3,900	178,230
Knight Capital Group, Inc. "A"*	26,500	576,375
Raymond James Financial, Inc. (a)	13,500	314,280
Safeguard Scientifics, Inc.*	5,400	59,238
TradeStation Group, Inc.*	10,600	86,390
		2,140,445
Commercial Banks 3.5%
Banco Latinoamericano de Comercio Exterior SA "E"	12,300	174,906
Central Pacific Financial Corp. (a)	40,600	102,312
Community Bank System, Inc. (a)	21,100	385,497
CVB Financial Corp. (a)	8,100	61,479
FirstMerit Corp.	70	1,332
International Bancshares Corp. (a)	15,300	249,543
NBT Bancorp., Inc.	2,700	60,858
Oriental Financial Group, Inc.	11,200	142,240
PrivateBancorp., Inc.	14,100	344,886
Republic Bancorp., Inc. "A"	4,600	91,816
Simmons First National Corp. "A"	4,200	121,002
TowneBank (a)	8,700	110,925
Trustmark Corp.	5,200	99,060
United Bankshares, Inc.	8,100	158,679
Wilshire Bancorp., Inc.	8,100	59,454
Wintrust Financial Corp.	9,700	271,212
		2,435,201
Consumer Finance 0.9%
Advance America Cash Advance Centers, Inc.	6,500	36,400
EZCORP, Inc. "A"*	11,600	158,456
First Cash Financial Services, Inc.*	4,000	68,520
Nelnet, Inc. "A"*	7,400	92,056
World Acceptance Corp.* (a)	11,200	282,352
		637,784
Diversified Financial Services 0.5%
PHH Corp.* (a)	16,300	323,392
Insurance 4.5%
Allied World Assurance Co. Holdings Ltd.	2,900	138,997
American Financial Group, Inc.	23,000	586,500
American Physicians Capital, Inc.	6,266	180,523
AMERISAFE, Inc.*	10,300	177,675
CNA Surety Corp.*	6,200	100,440
Employers Holdings, Inc.	6,600	102,168
Endurance Specialty Holdings Ltd.	17,300	630,931
Platinum Underwriters Holdings Ltd.	17,000	609,280
RenaissanceRe Holdings Ltd.	8,900	487,364
Validus Holdings Ltd.	5,500	141,900
		3,155,778
Real Estate Investment Trusts 3.3%
Ashford Hospitality Trust (REIT)*	34,500	119,370
Capstead Mortgage Corp. (REIT)	33,100	460,421
First Industrial Realty Trust, Inc. (REIT)	37,000	194,250
MFA Financial, Inc. (REIT)	62,900	500,684
Potlatch Corp. (REIT)	13,100	372,695
PS Business Parks, Inc. (REIT)	13,200	677,424
		2,324,844
Thrifts & Mortgage Finance 0.2%
Ocwen Financial Corp.*	10,400	117,728
Health Care 8.0%
Biotechnology 0.4%
Cubist Pharmaceuticals, Inc.*	2,500	50,500
PDL BioPharma, Inc.	33,700	265,556
		316,056
Health Care Equipment & Supplies 1.8%
Align Technology, Inc.*	11,000	156,420
Cantel Medical Corp.*	11,700	176,202
Cyberonics, Inc.* (a)	32,400	516,456
STERIS Corp.	9,100	277,095
Symmetry Medical, Inc.*	9,500	98,515
		1,224,688
Health Care Providers & Services 3.4%
Almost Family, Inc.*	3,000	89,250
Centene Corp.*	15,600	295,464
Community Health Systems, Inc.*	5,700	182,001
Coventry Health Care, Inc.*	10,100	201,596
Emergency Medical Services Corp. "A"*	5,500	255,750
Ensign Group, Inc.	7,400	103,822
Gentiva Health Services, Inc.*	11,300	282,613
Health Management Associates, Inc. "A"*	15,900	119,091
Healthspring, Inc.*	12,200	149,450
Kindred Healthcare, Inc.*	11,300	183,399
Magellan Health Services, Inc.*	2,100	65,226
Molina Healthcare, Inc.* (a)	7,400	153,106
Sun Healthcare Group, Inc.*	13,700	118,368
Universal American Financial Corp.*	20,600	194,052
		2,393,188
Health Care Technology 0.6%
Eclipsys Corp.*	11,900	229,670
IMS Health, Inc.	12,300	188,805
		418,475
Life Sciences Tools & Services 0.9%
Affymetrix, Inc.*	32,400	284,472
Pharmaceutical Product Development, Inc.	16,100	353,234
		637,706
Pharmaceuticals 0.9%
Endo Pharmaceuticals Holdings, Inc.*	9,400	212,722
Par Pharmaceutical Companies, Inc.*	6,500	139,815
Questcor Pharmaceuticals, Inc.*	18,400	101,568
ViroPharma, Inc.*	17,100	164,502
		618,607
Industrials 18.4%
Aerospace & Defense 0.7%
Alliant Techsystems, Inc.*	4,100	319,185
DynCorp International, Inc. "A"*	2,800	50,400
Esterline Technologies Corp.*	2,600	101,946
		471,531
Air Freight & Logistics 0.1%
Atlas Air Worldwide Holdings, Inc.*	3,300	105,501
Airlines 0.3%
Hawaiian Holdings, Inc.*	28,100	232,106
Building Products 1.7%
AAON, Inc.	5,000	100,400
Ameron International Corp.	2,900	202,942
Apogee Enterprises, Inc.	29,700	446,094
Griffon Corp.*	14,000	140,980
Lennox International, Inc.	4,300	155,316
Simpson Manufacturing Co., Inc. (a)	3,300	83,358
Universal Forest Products, Inc.	1,500	59,190
		1,188,280
Commercial Services & Supplies 1.7%
APAC Customer Services, Inc.* (a)	10,700	63,237
Deluxe Corp.	16,300	278,730
Knoll, Inc.	15,500	161,665
M&F Worldwide Corp.*	4,400	89,056
The Brink's Co.	12,500	336,375
United Stationers, Inc.*	5,300	252,333
		1,181,396
Construction & Engineering 1.8%
Aecom Technology Corp.*	4,700	127,558
Comfort Systems USA, Inc. (a)	25,500	295,545
EMCOR Group, Inc.*	22,300	564,636
MasTec, Inc.*	19,000	230,850
Sterling Construction Co., Inc.*	1,600	28,656
		1,247,245
Electrical Equipment 1.3%
Advanced Battery Technologies, Inc.*	22,900	99,386
AZZ, Inc.*	2,900	116,493
Encore Wire Corp.	5,800	129,572
EnerSys*	8,800	194,656
GT Solar International, Inc.* (a)	28,200	163,842
Harbin Electric, Inc.*	5,900	99,592
Powell Industries, Inc.*	1,800	69,102
		872,643
Industrial Conglomerates 0.4%
Raven Industries, Inc.	11,000	294,030
Machinery 5.6%
Badger Meter, Inc. (a)	6,400	247,616
Crane Co.	19,100	492,971
Dynamic Materials Corp.	3,700	73,852
Force Protection, Inc.*	21,400	116,844
FreightCar America, Inc.	8,200	199,260
Graham Corp.	8,900	138,395
Harsco Corp.	19,500	690,495
Middleby Corp.*	6,200	341,062
Nordson Corp.	1,700	95,353
Robbins & Myers, Inc.	8,200	192,536
Toro Co.	7,200	286,344
Valmont Industries, Inc.	4,700	400,346
Wabtec Corp.	16,000	600,480
		3,875,554
Professional Services 2.4%
Administaff, Inc.	5,800	152,366
Corporate Executive Board Co.	17,400	433,260
Exponent, Inc.*	8,100	228,177
FTI Consulting, Inc.* (a)	8,100	345,141
ICF International, Inc.*	2,000	60,640
TrueBlue, Inc.*	5,200	73,164
Watson Wyatt Worldwide, Inc. "A"	9,100	396,396
		1,689,144
Road & Rail 1.9%
Dollar Thrifty Automotive Group, Inc.* (a)	9,400	231,146
Heartland Express, Inc.	4,300	61,920
Landstar System, Inc.	7,600	289,256
Marten Transport Ltd.*	8,200	139,892
Ryder System, Inc.	14,800	578,088
		1,300,302
Trading Companies & Distributors 0.5%
Beacon Roofing Supply, Inc.* (a)	16,800	268,464
TAL International Group, Inc.	4,900	69,678
		338,142
Information Technology 20.0%
Communications Equipment 3.3%
3Com Corp.*	67,800	354,594
Arris Group, Inc.*	43,600	567,236
BigBand Networks, Inc.*	21,900	87,819
Black Box Corp.	11,100	278,499
Cogo Group, Inc.*	25,000	153,000
EchoStar Corp. "A"*	3,500	64,610
InterDigital, Inc.*	7,900	182,964
Starent Networks Corp.*	13,900	353,338
Tekelec*	15,600	256,308
		2,298,368
Computers & Peripherals 1.2%
Cray, Inc.*	11,800	98,294
NCR Corp.*	35,400	489,228
Synaptics, Inc.* (a)	11,000	277,200
		864,722
Electronic Equipment, Instruments & Components 5.0%
Benchmark Electronics, Inc.*	9,300	167,400
Checkpoint Systems, Inc.*	7,700	126,588
Daktronics, Inc.	4,700	40,279
Dolby Laboratories, Inc. "A"*	5,000	190,950
FLIR Systems, Inc.* (a)	28,700	802,739
Ingram Micro, Inc. "A"*	20,300	342,055
Insight Enterprises, Inc.*	3,500	42,735
MTS Systems Corp.	1,900	55,499
Multi-Fineline Electronix, Inc.*	10,700	307,197
OSI Systems, Inc.*	5,300	96,937
ScanSource, Inc.*	12,600	356,832
SYNNEX Corp.*	12,500	381,000
Tech Data Corp.*	12,800	532,608
TTM Technologies, Inc.*	3,700	42,439
		3,485,258
Internet Software & Services 1.4%
Art Technology Group, Inc.*	25,600	98,816
EarthLink, Inc.	33,300	280,053
IAC/InterActiveCorp.*	9,500	191,805
j2 Global Communications, Inc.*	10,600	243,906
Sohu.com, Inc.*	2,000	137,560
		952,140
IT Services 2.3%
CSG Systems International, Inc.*	10,500	168,105
Gartner, Inc.*	14,200	259,434
Global Cash Access Holdings, Inc.*	29,100	212,721
Hewitt Associates, Inc. "A"*	2,900	105,647
Syntel, Inc.	7,000	334,110
TeleTech Holdings, Inc.*	10,400	177,424
Wright Express Corp.*	12,200	360,022
		1,617,463
Semiconductors & Semiconductor Equipment 2.9%
Cabot Microelectronics Corp.*	900	31,374
Photronics, Inc.*	9,600	45,504
PMC-Sierra, Inc.*	63,400	606,104
RF Micro Devices, Inc.*	56,600	307,338
Semtech Corp.*	9,800	166,698
Sigma Designs, Inc.* (a)	17,200	249,916
Skyworks Solutions, Inc.*	19,900	263,476
Tessera Technologies, Inc.*	11,100	309,579
		1,979,989
Software 3.9%
Compuware Corp.*	30,000	219,900
Fair Isaac Corp. (a)	9,500	204,155
i2 Technologies, Inc.*	2,500	40,100
JDA Software Group, Inc.*	3,800	83,372
MICROS Systems, Inc.*	9,400	283,786
MicroStrategy, Inc. "A"*	7,600	543,704
Net 1 UEPS Technologies, Inc.*	16,900	354,224
Novell, Inc.*	63,200	285,032
Sybase, Inc.*	10,300	400,670
TeleCommunication Systems, Inc. "A"*	13,400	112,024
THQ, Inc.*	31,900	218,195
		2,745,162
Materials 6.8%
Chemicals 3.5%
A. Schulman, Inc.	17,800	354,754
Ashland, Inc.	11,000	475,420
Cabot Corp.	6,400	147,904
Innophos Holdings, Inc.	7,900	146,150
Koppers Holdings, Inc.	1,900	56,335
LSB Industries, Inc.*	20,100	312,957
NewMarket Corp.	3,900	362,856
Omnova Solutions, Inc.*	28,500	184,680
Quaker Chemical Corp.	3,600	78,948
Spartech Corp.	13,700	147,549
Stepan Co.	3,600	216,288
		2,483,841
Containers & Packaging 1.6%
Bway Holding Co.*	9,300	172,143
Packaging Corp. of America	20,800	424,320
Pactiv Corp.*	15,300	398,565
Rock-Tenn Co. "A"	2,700	127,197
		1,122,225
Metals & Mining 1.3%
Brush Engineered Materials, Inc.*	3,300	80,718
Compass Minerals International, Inc.	7,000	431,340
Hecla Mining Co.* (a)	70,600	309,934
Kaiser Aluminum Corp.	1,800	65,448
		887,440
Paper & Forest Products 0.4%
Glatfelter	24,600	282,408
Telecommunication Services 0.6%
Diversified Telecommunication Services 0.2%
Cogent Communications Group, Inc.*	6,000	67,800
Premiere Global Services, Inc.*	8,200	68,142
		135,942
Wireless Telecommunication Services 0.4%
United States Cellular Corp.*	4,300	168,001
USA Mobility, Inc.	9,100	117,208
		285,209
Utilities 2.1%
Electric Utilities 0.7%
UIL Holdings Corp.	17,900	472,381
Gas Utilities 0.9%
Energen Corp.	13,700	590,470
Independent Power Producers & Energy Traders 0.3%
Mirant Corp.*	13,700	225,091
Multi-Utilities 0.2%
OGE Energy Corp.	4,400	145,552
Total Common Stocks (Cost $57,433,902)		68,426,724
	Principal Amount ($)	Value ($)

Government & Agency Obligation 0.2%
US Treasury Obligation
US Treasury Bill, 0.19%**, 3/18/2010 (b) (Cost $159,858)	160,000	159,887
	Shares	Value ($)

Securities Lending Collateral 9.3%
Daily Assets Fund Institutional, 0.29% (c) (d) (Cost $6,486,475)	6,486,475	6,486,475

Cash Equivalents 1.7%
Cash Management QP Trust, 0.18% (c) (Cost $1,170,147)	1,170,147	1,170,147
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $65,250,382)+	109.4	76,243,233
Other Assets and Liabilities, Net	(9.4)	(6,558,576)
Net Assets	100.0	69,684,657
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $65,855,651. At September 30, 2009, net unrealized appreciation for all securities based on tax cost was $10,387,582. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,793,905 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,406,323.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2009, amounted to $6,237,229, which is 9.0% of net assets.
(b) At September 30, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

At September 30, 2009, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
Russell E-Mini 2000 Index	12/18/2009	22	1,281,772	1,326,600	44,828

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note A in the accompanying Notes to the Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks and/or Other Equity Investments (e)	$ 68,426,724	$ —	$ —	$ 68,426,724
Short-Term Investments (e)	6,486,475	1,330,034	—	7,816,509
Derivatives (f)	44,828	—	—	44,828
Total	$ 74,958,027	$ 1,330,034	$ —	$ 76,288,061
(e) See Investment Portfolio for additional detailed categorizations.
(f) Derivatives include unrealized appreciation (depreciation) on futures contracts.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2009
Assets
Investments: Investments in securities, at value (cost $57,593,760) — including $6,237,229 of securities loaned	$ 68,586,611
Investment in Daily Assets Fund Institutional (cost $6,486,475)*	6,486,475
Investment in Cash Management QP Trust (cost $1,170,147)	1,170,147
Total investments, at value (cost $65,250,382)	76,243,233
Cash	7,535
Deposits with broker for open futures contracts	131
Dividends receivable	79,830
Receivable for Fund shares sold	20,741
Interest receivable	8,437
Other assets	19,511
Total assets	76,379,418
Liabilities
Payable upon return of securities loaned	6,486,475
Payable for Fund shares redeemed	995
Payable for daily variation on open futures contracts	8,360
Accrued management fee	37,598
Other accrued expenses and payables	161,333
Total liabilities	6,694,761
Net assets, at value	$ 69,684,657
Net Assets Consist of
Undistributed net investment income	19,040
Net unrealized appreciation (depreciation) on: Investments	10,992,851
Futures	44,828
Accumulated net realized gain (loss)	(48,039,330)
Paid-in capital	106,667,268
Net assets, at value	$ 69,684,657
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2009 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($5,464,400 ÷ 412,725 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.24
Maximum offering price per share (100 ÷ 94.25 of $13.24)	$ 14.05

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,364,731 ÷ 113,152 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.06

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($775,624 ÷ 64,183 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.08
Class S Net Asset Value, offering and redemption price(a) per share ($62,079,902 ÷ 4,570,756 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.58
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2009
Investment Income
Income: Dividends (net of foreign taxes withheld of $45)	$ 844,219
Interest — Cash Management QP Trust	30,143
Interest	655
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	90,626
Total Income	965,643
Expenses: Management fee	384,936
Administration fee	57,885
Services to shareholders	211,226
Distribution and service fees	28,047
Reports to shareholders	58,591
Registration fees	52,705
Custodian fee	19,980
Trustees' fees and expenses	3,487
Legal fees	37,557
Audit and tax fees	54,035
Other	11,255
Total expenses before expense reductions	919,704
Expense reductions	(26,839)
Total expenses after expense reductions	892,865
Net investment income (loss)	72,778
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(33,728,238)
Futures	810,042
(32,918,196)
Change in net unrealized appreciation (depreciation) on: Investments	23,881,579
Futures	44,828
23,926,407
Net gain (loss)	(8,991,789)
Net increase (decrease) in net assets resulting from operations	$ (8,919,011)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended September 30,
	2009	2008
Operations: Net investment income (loss)	$ 72,778	$ 201,642
Net realized gain (loss)	(32,918,196)	(14,717,257)
Change in net realized appreciation (depreciation)	23,926,407	(9,975,377)
Net increase (decrease) in net assets resulting from operations	(8,919,011)	(24,490,992)
Distributions to shareholders from: Net investment income: Class A	(4,084)	—
Class S	(226,714)	(317,743)
Net realized gains: Class A	(1,777)	(1,244,734)
Class B	(608)	(382,445)
Class C	(287)	(182,505)
Class S	(21,966)	(15,169,759)
Total distributions	(255,436)	(17,297,186)
Fund share transactions: Proceeds from shares sold	12,541,477	10,199,606
Reinvestment of distributions	244,348	16,651,892
Cost of shares redeemed	(16,407,132)	(43,171,303)
Redemption fees	667	254
Net increase (decrease) in net assets from Fund share transactions	(3,620,640)	(16,319,551)
Increase (decrease) in net assets	(12,795,087)	(58,107,729)
Net assets at beginning of period	82,479,744	140,587,473
Net assets at end of year (including undistributed net investment income of $19,040 and $198,857, respectively)	$ 69,684,657	$ 82,479,744

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 14.75	$ 21.77	$ 23.27	$ 25.70	$ 24.87
Income (loss) from investment operations: Net investment income (loss)[a]	.01	(.02)	(.02)	(.08)[d]	(.16)
Net realized and unrealized gain (loss)	(1.51)	(4.09)	1.19	1.05	4.10
Total from investment operations	(1.50)	(4.11)	1.17	.97	3.94
Less distributions from: Net investment income	(.01)	—	—	—	—
Net realized gains	(.00)*	(2.91)	(2.67)	(3.40)	(3.11)
Total distributions	(.01)	(2.91)	(2.67)	(3.40)	(3.11)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 13.24	$ 14.75	$ 21.77	$ 23.27	$ 25.70
Total Return (%)[b]	(10.10)[c]	(21.02)	4.45	4.41[d]	16.45
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	6	10	12	12
Ratio of expenses before expense reductions (%)	1.91	1.58	1.48	1.57	1.50
Ratio of expenses after expense reductions (%)	1.52	1.58	1.48	1.57	1.50
Ratio of net investment income (loss) (%)	.14	(.13)	(.12)	(.37)[d]	(.63)
Portfolio turnover rate (%)	434	304	202	205	198
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.001 per share. Excluding this non-recurring income, total return would have remained the same.
* Amount is less than $.005.

Class B Years Ended September 30,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 13.52	$ 20.32	$ 22.04	$ 24.70	$ 24.20
Income (loss) from investment operations: Net investment income (loss)[a]	(.06)	(.13)	(.17)	(.25)[d]	(.36)
Net realized and unrealized gain (loss)	(1.40)	(3.76)	1.12	.99	3.97
Total from investment operations	(1.46)	(3.89)	.95	.74	3.61
Less distributions from: Net realized gains	(.00)*	(2.91)	(2.67)	(3.40)	(3.11)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 12.06	$ 13.52	$ 20.32	$ 22.04	$ 24.70
Total Return (%)[b,c]	(10.75)	(21.49)	3.62	3.58[d]	15.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2	3	3	3
Ratio of expenses before expense reductions (%)	2.87	2.44	2.38	2.39	2.38
Ratio of expenses after expense reductions (%)	2.27	2.25	2.25	2.38	2.35
Ratio of net investment income (loss) (%)	(.60)	(.80)	(.89)	(1.18)[d]	(1.48)
Portfolio turnover rate (%)	434	304	202	205	198
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.001 per share. Excluding this non-recurring income, total return would have remained the same.
* Amount is less than $.005.

Class C Years Ended September 30,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 13.55	$ 20.39	$ 22.10	$ 24.74	$ 24.21
Income (loss) from investment operations: Net investment income (loss)[a]	(.06)	(.13)	(.17)	(.22)[d]	(.35)
Net realized and unrealized gain (loss)	(1.41)	(3.80)	1.13	.98	3.99
Total from investment operations	(1.47)	(3.93)	.96	.76	3.64
Less distributions from: Net realized gains	(.00)*	(2.91)	(2.67)	(3.40)	(3.11)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 12.08	$ 13.55	$ 20.39	$ 22.10	$ 24.74
Total Return (%)[b]	(10.80)[c]	(21.64)[c]	3.66	3.70[d]	15.54
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	2	2	2
Ratio of expenses before expense reductions (%)	2.77	2.35	2.23	2.27	2.30
Ratio of expenses after expense reductions (%)	2.27	2.35	2.23	2.27	2.30
Ratio of net investment income (loss) (%)	(.60)	(.90)	(.87)	(1.07)[d]	(1.43)
Portfolio turnover rate (%)	434	304	202	205	198
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.001 per share. Excluding this non-recurring income, total return would have remained the same.
* Amount is less than $.005.

Class S Years Ended September 30,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 15.20	$ 22.31	$23.71	$ 26.04	$ 25.10
Income (loss) from investment operations: Net investment income (loss)[a]	.02	.04	.06	.01[c]	(.07)
Net realized and unrealized gain (loss)	(1.59)	(4.18)	1.21	1.06	4.12
Total from investment operations	(1.57)	(4.14)	1.27	1.07	4.05
Less distributions from: Net investment income	(.05)	(.06)	—	—	—
Net realized gains	(.00)*	(2.91)	(2.67)	(3.40)	(3.11)
Total distributions	(.05)	(2.97)	(2.67)	(3.40)	(3.11)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 13.58	$ 15.20	$ 22.31	$ 23.71	$ 26.04
Total Return (%)	(10.20)	(20.64)	4.82[b]	4.82[b,c]	16.72
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	62	74	126	138	101
Ratio of expenses before expense reductions (%)	1.52	1.21	1.15	1.19	1.14
Ration of expenses after expense reductions (%)	1.52	1.21	1.09	1.17	1.14
Ratio of net investment income (loss) (%)	.15	.24	.27	.03[c]	(.27)
Portfolio turnover rate (%)	434	304	202	205	198
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.001 per share. Excluding this non-recurring income, total return would have remained the same.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Small Cap Core Fund (the "Fund") is a diversified series of DWS Investment Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs, while maintaining exposure to the market.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open future contracts as of September 30, 2009 is included in a table following the Fund's Investment Portfolio.

The following tables summarize the value of the Fund's derivative instruments held as of September 30, 2009 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Futures Contracts
Equity Contracts (a)	$ 44,828

The derivative is located in the following Statement of Assets and Liabilities accounts:

(a) Net unrealized appreciation (depreciation) on futures. Payable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2009 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$ 810,042

The above derivative is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$ 44,828

The above derivative is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) futures

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2009, the Fund had a net tax basis capital loss carryforward of approximately $24,145,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until September 30, 2017 (the expiration date), whichever occurs first.

In addition, from November 1, 2008 through September 30, 2009, the Fund incurred approximately $23,245,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2010.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 18,480
Capital loss carryforward	$ (24,145,000)
Net unrealized appreciation (depreciation) on investments	$ 10,387,582

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2009	2008
Distributions from ordinary income*	$ 240,522	$ 11,584,858
Distributions from long-term capital gains	$ 14,914	$ 5,712,328
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $250,527,962 and $253,065,696, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund's average daily net assets computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.665%
Next $500 million of such net assets	.615%
Over $1.0 billion of such net assets	.565%

Accordingly, for the year ended September 30, 2009, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.665% of the Fund's average daily net assets.

For the period from October 1, 2008 through September 30, 2009 for Class A and C (through January 31, 2009 for Class B), the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses for certain classes as follows:

Class A	1.52%
Class B	2.25%
Class C	2.27%

Effective February 1, 2009 through September 30, 2009, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses for Class B at 2.27%.

Effective October 1, 2009 through September 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses for certain classes as follows:

Class A	1.64%
Class B	2.39%
Class C	2.39%
Class S	1.39%

Administration Fee. Pursuant to an Administrative Service Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2009, the Administration Fee was $57,885, of which $5,654 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2009
Class A	$ 18,682	$ 16,741	$ 1,879
Class B	7,860	7,145	699
Class C	3,104	2,953	150
Class S	158,412	—	42,689
	$ 188,058	$ 26,839	$ 45,417

Distribution and Service Fees. Under the Fund's Class B and C 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2009
Class B	$ 8,853	$ 844
Class C	4,478	442
	$ 13,331	$ 1,286

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2009	Annual Effective Rate
Class A	$ 10,328	$ 3,163.24%
Class B	2,904	837.25%
Class C	1,484	624.25%
	$ 14,716	$ 4,624

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2009 aggregated $793.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C of the value of the shares redeemed. For the year ended September 30, 2009, the CDSC for Class B and C shares aggregated $1,541 and $31, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $23,705, of which $8,338 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest cash balances that have not been invested in portfolio securities in affiliated funds managed by the Advisor. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust (the "QP Trust"). Effective October 2, 2009, the QP Trust merged into the Central Cash Management Fund. The Central Cash Management Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. Affiliated cash management vehicles do not pay the Advisor a management fee.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	189,000	$ 2,021,616	167,080	$ 2,846,793
Class B	39,979	393,341	33,496	528,666
Class C	23,446	236,520	15,782	241,476
Class S	941,110	9,890,000	364,719	6,582,671
		$ 12,541,477		$ 10,199,606
Shares issued to shareholders in reinvestment of distributions
Class A	511	$ 5,113	61,504	$ 1,080,008
Class B	64	589	22,733	367,591
Class C	29	269	10,224	166,038
Class S	23,144	238,377	834,068	15,038,255
		$ 244,348		$ 16,651,892
Shares redeemed
Class A	(153,204)	$ (1,670,533)	(302,163)	$ (5,108,176)
Class B	(60,994)	(579,943)	(69,103)	(1,135,793)
Class C	(22,521)	(221,600)	(50,104)	(875,580)
Class S	(1,279,949)	(13,935,056)	(1,959,997)	(36,051,754)
		$ (16,407,132)		$ (43,171,303)
Redemption fees		$ 667		$ 254
Net increase (decrease)
Class A	36,307	$ 356,814	(73,579)	$ (1,181,222)
Class B	(20,951)	(186,013)	(12,874)	(239,536)
Class C	954	15,189	(24,098)	(468,066)
Class S	(315,695)	(3,806,630)	(761,210)	(14,430,727)
		$ (3,620,640)		$ (16,319,551)

F. Review for Subsequent Events

Management has reviewed the events and transactions from October 1, 2009 through November 20, 2009, the date the financial statements were available to be issued, for subsequent events, and has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Investment Trust and the Shareholders of DWS Small Cap Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Small Cap Core Fund (the "Fund") at September 30, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts November 20, 2009	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.003 per share from net long-term capital gains during its year ended September 30, 2009, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended September 30, 2009, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $937,000, or the maximum amount allowable under the law, as qualified dividend income.

A total of 1% of the dividends distributed during the fiscal year was derived from interest on US government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2009.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2009, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2008.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data. The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of their review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of September 30, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	124
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	124
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	124
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		124
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	124
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	124
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	124
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	124
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[3] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)
		124
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	124
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	124
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	127
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Vice Chairman[5] of Deutsche Asset Management and Member of the Management Board of DWS Investments, responsible for Global Relationship Management; formerly: Head of Deutsche Asset Management Americas (2005-2009); CEO of DWS Investments (2005-2009); board member of DWS Investments, Germany (1999-2005); Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
124
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management
J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is DWS Investment GmbH, Mainzer Landstr. 178-190, Floor 5C, 60327 Frankfurt am Main, Germany. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	SZCAX	SZCBX	SZCCX	SSLCX
CUSIP Number	23338J 681	23338J 673	23338J 665	23338J 640
Fund Number	439	639	739	2339

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, September 30, 2009, DWS Small Cap Core Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS SMALL CAP CORE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$46,885	$0	$0	$0
2008	$51,234	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$2,000	$0	$0
2008	$0	$19,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and the above “Tax Fees” were billed in connection with tax compliance and tax planning.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$0	$0	$0	$0
2008	$0	$19,000	$600,000	$619,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Small Cap Core Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	November 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Small Cap Core Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	November 30, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 30, 2009